Exhibit 10.4

                          ACKNOWLEDGMENT AND AMENDMENT

         The undersigned subscriber ("Subscriber") has reviewed the Confidential Private Offering Memorandum of Bionovo, Inc. dated March 1, 2005, as supplemented and amended by the First Supplement dated March 25, 2005 (together, the "Memorandum"), and as further supplemented and amended by the Second Supplement of Lighten Up Enterprises International, Inc. ("New Bionovo"), the parent of Bionovo, Inc., dated April 11, 2005 (the "Second Supplement").

         The Subscriber has submitted, or is submitting concurrently with this Acknowledgment and Amendment, a Subscription Agreement, Investor Questionnaire and Registration Rights Agreement as attached as Appendices B, C and D to the Memorandum. The Subscriber understands that the Offering contemplated by the Memorandum as amended by the Second Supplement contemplates the sale of Units of New Bionovo and the not of Bionovo, Inc., where each Unit is comprised of 200,000 shares of common stock, par value $.0001 per share, of New Bionovo and warrants to purchase 25,000 shares of such common stock for $0.75 per share and 25,000 shares of such common stock for $1.00 per share exercisable for a period of five years. The purchase price for each Unit is $100,000.

         In accordance with the above, the Subscriber hereby agrees that the foregoing Subscription Agreement, Investor Questionnaire and Registration Rights Agreement submitted by the Subscriber (collectively, the "Subscription Documents") are amended as follows:

    a) Except as set forth below, all terms defined in the Second Supplement will have the same terms when used in any one or more of the Subscription Documents; PROVIDED that "Bionovo, Inc.," "Bionovo, Inc., a Delaware corporation," and the term "Company" when used in the Subscription Documents shall mean Lighten Up Enterprises International, Inc., a Nevada corporation;

    b) The first recital of the Subscription Agreement is hereby amended and restated in its entirety as follows: "WHEREAS, the Company desires to secure equity financing by issuing up to $1,904,500 in Units at a purchase price of $100,000 per Unit, with an Over-Allotment option to issue to an additional $2,000,000 in Units at the same price per Unit; and;";

    c) Section 3.4 of the Subscription Agreement and all references to such section are hereby deleted;

    d)   Section 4.2 of the Subscription Agreement is hereby deleted;

    e) Section 4.3 of the Subscription Agreement is hereby amended and restated in its entirety as follows: "The Company shall execute and deliver a counterpart signature page to the Registration Rights
         Agreement, as amended, executed by Subscriber in connection with the within subscription ("Registration Rights Agreement").";

                        Acknowledgment and Amendment - 1

    f) Recitals A, B and C to the Registration Rights Agreement are hereby amended and restated in their entirety as follows: "A. Each Purchaser has executed and delivered to Lighten Up International Enterprises, Inc., a Nevada corporation ("Pubco" or the "Company"), a Subscription Agreement as amended by an Acknowledgment and Amendment ("Subscription Agreement") to purchase the number of Units subscribed for therein, where each Unit consists of 200,000 shares of the Company's common stock ("Common Stock" or "Pubco Stock") and warrants ("Warrants" or "Pubco Warrants") to purchase 25,000 shares of Common Stock for $0.75 per share and 25,000 shares of Common Stock for $1.00 per share exercisable for a period of five years; B. The Company has acquired the business of Bionovo, Inc., a Delaware corporation, on April 6, 2005 (the "Closing Date") pursuant to an Agreement of Merger and Plan of Reorganization; and C. As a condition to the closing the Purchaser's subscription set forth in its Subscription Agreement, the Company is required to execute and deliver this Agreement to the Purchaser to provide for certain registration rights with respect to the Pubco Stock purchased pursuant to such Subscription Agreement ("Subscribed Stock") and Pubco Stock issuable upon exercise of the Warrants purchased pursuant to such Subscription Agreement ("Warrant Shares").";

    g) The definition of "Registrable Securities" as set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows: ""Registrable Securities" means the shares of Subscribed Stock, Warrant Shares, and any shares issued upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.";

    h) References to the respective Subscription Documents shall be deemed to refer to each such document as amended by this Acknowledgment and Amendment.

IN CONNECTION WITH THE FOREGOING, THE SUBSCRIBER BY INITIALING IN THE SPACE PROVIDED BELOW ELECTS TO:

_____ Reaffirm its subscription for Units pursuant to Subscriber's Subscription Agreement, as amended by this Acknowledgment and Amendment, and acknowledges the information and terms set forth in the Memorandum as revised by the Second Supplement and agrees to the above amendments to the Subscription Documents.

_____ Modify its subscription amount for Units pursuant to Subscriber's Subscription Agreement, as amended by this Acknowledgment and Amendment, and acknowledges the information and terms set forth in the Memorandum as revised by the Second Supplement and agrees to the above amendments to the Subscription Documents.

                  Number of UNITS Subscribed For: ____________ Units

                  Total Purchase Price: $___________ [Number of Units
                                                     subscribed x $100,000]

_____ No longer participate in this Offering. Please return my subscription funds as promptly as possible.


                        Acknowledgment and Amendment - 2

FOR INDIVIDUAL SUBSCRIBERS                FOR CORPORATE, PARTNERSHIP, LLC
                                          OR TRUST SUBSCRIBERS
(A)
   ------------------------------------   --------------------------------------
    Name of Subscriber [Please Print]     Name of Subscriber [Please Print]


---------------------------------------   --------------------------------------
Signature                                 Authorized Signatory

(B)
   ------------------------------------   --------------------------------------
    Name of Subscriber [Please Print]     Name and Title of Authorized Signatory
                                          [Please Print]


---------------------------------------
Signature

Date and Place of Execution:

Date:                                     Place:
      ---------------------------------         --------------------------------


                               *        *        *








                        Acknowledgment and Amendment - 3